Exhibit 99.1

 Powering and transforming financial markets  Investor PresentationMay 2025

 Forward-Looking Statements  This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be,” “on track,” and other words of similar meaning are forward-looking statements. In particular, information appearing in the “Fiscal Year 2025 Guidance” section and statements about our three-year objectives are forward-looking statements.   These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors described and discussed in Part I, “Item 1A. Risk Factors” of the Annual Report on Form 10-K for the year ended June 30, 2024 (the “2024 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2024 Annual Report.   These risks include:   Changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge;   Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms;   A material security breach or cybersecurity attack affecting the information of Broadridge's clients;   Declines in participation and activity in the securities markets;   The failure of Broadridge's key service providers to provide the anticipated levels of service;   A disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services;   Overall market, economic and geopolitical conditions and their impact on the securities markets;   The success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients;   Broadridge’s failure to keep pace with changes in technology and demands of its clients;   Competitive conditions;  Broadridge’s ability to attract and retain key personnel; and  The impact of new acquisitions and divestitures.   There may be other factors that may cause our actual results to differ materially from the forward-looking statements. Our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements. We can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our results of operations and financial condition.  Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

 Use of Non-GAAP financial Measures, KPIs and foreign exchange rates  Use of Non-GAAP Financial Measures  This presentation includes certain Non-GAAP financial measures including Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share (“EPS”), Free cash flow, Free cash flow conversion, and Recurring revenue growth constant currency. Please see the “Explanation of Non-GAAP Measures and Reconciliation of GAAP to Non-GAAP Measures” section of this presentation for more information on Broadridge’s use of Non-GAAP measures and reconciliations to GAAP measures.   Key Performance Indicators  Management focuses on a variety of key indicators to plan, measure and evaluate the Company’s business and financial performance. These performance indicators include Revenues and Recurring revenue, as well as Non-GAAP measures of Adjusted Operating income, Adjusted Net earnings, Adjusted EPS, Free cash flow, Free cash flow conversion, Recurring revenue growth constant currency, and Closed sales. In addition, management focuses on select operating metrics specific to Broadridge of Record Growth, which is comprised of Stock Record Growth (also referred to as “SRG” or “equity position growth”) and Interim Record Growth (also referred to as “IRG” or “mutual fund/ETF position growth”), and Internal Trade Growth (“ITG”). Please refer to Item 2. Management’s Discussion and Analysis of Financial Condition of the 2024 Annual Report for a discussion of Revenues, Recurring revenue, Record Growth and Internal Trade Growth in the “Key Performance Indicators” section and the “Results of Operations” section for a description of Closed sales.   Foreign Exchange Rates  Beginning with the first quarter of fiscal year 2023, the Company changed reporting for segment revenues, segment earnings (loss) before income taxes, segment amortization of acquired intangibles and purchased intellectual property, and Closed sales to reflect the impact of actual foreign exchange rates applicable to the individual periods presented. The presentation of these metrics for the prior periods has been changed to conform to the current period presentation. Total consolidated revenues and earnings before income taxes were not impacted.   Notes on Presentation  Amounts presented in this presentation may not sum due to rounding.   All FY’24 and FY’25 Recurring revenue dollar amounts shown in this presentation are GAAP. Recurring revenue growth percentages for FY’23, FY’24 and FY’25 Guidance are shown as constant currency (Non-GAAP).  Recurring revenue growth percentages for FY’15 through FY’22 are calculated based on constant foreign currency exchange rates used for internal management reporting as described in the Company’s segment footnote within its Form 10-K for each respective year.   Use of Material Contained Herein   The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation.

 Broadridge is powering and transforming financial services  Unique network and business model with a clear growth strategy across our three franchises  Platform-based model with recurring revenue structure creates unique value for clients and investors  Steady and consistent earnings growth and capital return has driven strong and compounding shareholder returns  $4.2B  FY’24 Recurring revenue  7-9%  FY’24-26 Recurring revenue growth objective  $60B  Vended Addressable Market   Global fintech leader with a scale business supporting critical operations, technology, governance, and communications   $10T  Daily fixed income and equity trade volume  8-12%  FY’24-26 Adj. EPS growth objective  19%  10-year TSR annualized ending 6/30/24  $3.52  FY’25annual dividend amount  7B  Regulatory and customer communications processed annually  Note: Recurring revenue growth is in constant currency. FY’25 dividend subject to board approval.

 Broadridge has a long track record of delivering growth and shareholder value  Total Revenue ($B)  10%  Recurring Revenue CAGR  13%  Adjusted EPS CAGR (Non-GAAP)  19%  Annualized TSR  Note: Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 44-55. TSR source: FactSet  DILUTED EPS (GAAP)  $2.32  $2.53  $2.70  $3.56  $4.06  $3.95  $4.65  $4.55  $5.30  $5.86

 We have a unique network and business model  Regulatory Bodies & Trade Associations  Broker-dealers & Wealth Managers  Investors   Public Companies & Funds  10,000+   Corporate issuers  1,000+  Banks and broker-dealers  30,000+   Mutual funds and ETFs  200,000+  Financial advisors  150,000+   Institutional shareholders  200M+   Retail shareholder accounts

 Powering a scale business at the intersection of financial services  Wealth Managers  30,000+   Mutual funds and ETFs  120,000+   Institutional shareholders  170M+   Retail shareholder accounts  Capital Markets Firms  Asset Managers  Corporate Issuers  14 of 15 largest U.S. wealth providers   30% U.S. advisors for front office applications  ~800M U.S. equity positions  120M accounts on trade processing platform  $10T in daily fixed income and equity trade volume  20 of 24 U.S. fixed income primary dealers  7 of 10 largest global investment banks equity trades processed  ~$1.5 trillion in assets managed on BR IM platforms  2 Billion regulatory fund communications processed annually  ~$670B retirement and other assets under administration  7 Billion regulatory and customer communications processed annually  >10,000 public companies served  2,400 virtual shareholder meetings annually

 We serve a $225B addressable market of which $60B+ is vended  Source: McKinsey & Co.  $25B  $24B   Broadridge Vended Addressable Market  27%  73%  Total Addressable Market  $12B  $225B  $60B  BR Vended

 Our growth is underpinned by secular demand drivers  Digitization of communications  Acceleration of trading  Democratization of investing  Data and artificial intelligence  Regulation  Governance  Capital Markets  Wealth & IM

 We have aligned our business around these long-term drivers  Extend Governance  Scaled to enable doubling of equity and fund positions   Crossed $100M threshold in digital revenues  Expanded data & analytics with European fund data, board reporting  Extended our capabilities across the entire trade lifecycle with BTCS  Grew post-trade platforms globally  Innovated to create leading position in Distributed Ledger Repo  Delivered on next-gen wealth management platform  Strengthened our capabilities serving Canadian wealth managers   Added front-office capabilities with targeted tuck-in M&A  Grew international revenues 5X to $493M from FY2014-24  Strengthened international footprint with acquisition of BTCS   Grew European governance capabilities with Shareholder Rights Directive II  Grow Capital  Markets  Build  Wealth  Expand International

 Driving Democratization and Digitization in Governance  Drive democratization in regulatory communications  Digitize communications  Leverage data for asset management  Simplify corporate governance  Simplifying Trading in Capital Markets  Optimize trading and connectivity  Simplify post-trade  Deliver transformation and innovation  Modernizing Wealth Management  Execute go-to market plan across multiple channels  Enhance and integrate component solutions  Deliver selective transformation opportunities  We have a clear plan for long-term growth

 Investor Communication Solutions (“ICS”)

 We continue to extend our strong and growing Governance franchise  $2.6B  ICS Recurring Revenue  Avg. annual growth  8%  10%  Regulatory Data-Driven Fund Solutions Issuer Customer Communications   8%  14%  04%  Note: Growth in constant currency. Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 44 – 55  $1.2B  $0.4B  $0.3B  $0.7B

 We have a unique network and business model…  Regulatory Bodies & Trade Associations  Broker-dealers & Wealth Managers  Investors   Public Companies & Funds  10,000+   Corporate issuers  1,000+  Banks and broker-dealers  30,000+   Mutual funds and ETFs  200,000+  Financial advisors  150,000+   Institutional shareholders  200M+   Retail shareholder accounts

 Sustainable fundamentals underscore consistent position growth  Position Growth  (~9%)  More Positions per Investor (5-7%)  More Investors (2-4%)  Investing Population Growth  Market Participation Growth  Population growth brings new investors  An increasing portion of the population invests  Demographics   Industry Competition & Innovation  10-Yr Blended Average FY’15-24  More Accounts per Investor  Positions per Account Growth  Investors are opening more accounts  Investors steadily add more products to their accounts

 Enable democratization via next-gen Regulatory  Deliver Data-Driven Fund Solutions  Simplify governance for Issuers  Transform omni-channel Customer Communications  Growth opportunities  Continued equity, mutual fund, and ETF position growth  Constant need for innovative compliance solutions  Global Distribution Insights  Retirement Technology and Analytics  Data and analytics capabilities  Regulatory composition and disclosure  Omni-channel engagement tools  Large omni-channel outsourcing opportunities  Demand for next-gen digital solutions  Driving democratization and digitization in Governance

 Global Technology & Operations (“GTO”)

 Broadridge is a leading technology provider for capital markets and wealth management  $1.6B  GTO Recurring Revenue  Avg. annual growth  13%  10%   Capital Markets Wealth & Inv. Mgmt.  15%  Note: Growth in constant currency. Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 44 – 55  $0.6B  $1.0B

 Capital Markets: Broadridge technology powers the entire trade lifecycle  Initiate order  Buy-side  Sell-side  Middle-office Lifecycle Events  Trade Confirmation   Allocation of Trade to Sub-accounts  Trade Validation  Middle-office   Matching and Allocation  Market Participants  Back-office Lifecycle Events  Trade Clearing and Settlement  Trade Booking  Confirmations and Statements Sent  Ongoing Asset Servicing  Back-office   Clearing, Settlement, Finance and Accounting  Market Participants  Front-office   Trading and Execution  Front-office Lifecycle Events  Order Capture and Trade Matching  Order Routing to Exchange or OTC Party  Trade Execution  Notice of Execution  Market Participants

 Component based ecosystem with open architecture that redefines wealth management technology  Flexible, scalable platform designed to help firms drive innovation and perform more efficiently   Delivers digital, modernized advisor capabilities with easy integration through published APIs  Integrated technology that streamlines operations, provides single view, and connects front to back-office   Broadridge Enterprise Integration Services  Broadridge Post-Trade  Components and Services  Broadridge Advisor Workstation  Wealth AdvisorComponent Solutions  Client  Apps  Partner  Apps  Wealth Management:We are live with the industry’s next-generation front-to-back technology, creating a transformational wealth experience

 Growth opportunities  We are executing a clear growth strategy across Capital Markets and Wealth Management  Personalizing the investor experience  Optimizing advisor productivity  Digitizing operations  Optimizing trading and connectivity  Simplifying post-trade  Delivering transformation and innovation  Modernizing Wealth Management  Simplifying and innovating trading in Capital Markets

 A financial model powering sustainable long-term growth with high returns

 Broadridge’s strong business and financial model is positioned to drive sustainable, long-term growth  Recurring Revenue   Balanced Capital Allocation  TSR  Adjusted EPS  ~100%   Free cash flow conversion and   mid-to-high teen   ROIC  7-9%Sustainable growth (5-8% organic)  8-12%  Steady and consistent growth  Top-Quartile TSRWinning formula   for compounding  Financial Model  Note: Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 44 – 55

 Note: Information about the use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 44 – 55  Our steady and consistent earnings growth and capital return has resulted in a compounding TSR business…  13% 10-year CAGR  EARNINGS PER SHARE  DIVIDENDS PER SHARE  ANNUALIZED TOTAL SHAREHOLDER RETURN  13%   10-year CAGR  19%  13%  GAAP EPS  $2.12  $5.86  Adjusted EPS  (Non-GAAP)

RECURRING REVENUE GROWTH | EARNINGS GROWTH | BALANCED CAPITAL ALLOCATION

The model begins with Recurring revenue growth, with growth anchored in conversion of Closed sales

REVENUE COMPOSITION


65%
$6.5B
FY'24
TOTAL REVENUE
RECURRING
DISTRIBUTION
EVENT-DRIVEN

RECURRING REVENUE GROWTH


Growth in constant currency
Other Revenue
Revenue from Closed sales
6%
9%
7%
6%
6%
10%
10%
16%
9%
6%
6%
6%
6%
6%
6%
6%
6%
6%
6%
7%
FY'15
FY'16
FY'17
FY'18
FY'19
FY'20
FY'21
FY'22
FY'23
FY'24

Note: Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 44 – 55. FY'24 Recurring revenue reflects a net (1pt) loss from Other Revenue.
In FY'17, Recurring revenue growth excludes $424MM from the acquisition of NACC. As reported in FY'17, recurring revenue rose 29%.

Broadridge
25

 The demand for our products and secular tailwinds supports organic Recurring revenue growth of 5-8% for FY’24-FY’26  Recurring Revenue growth  Earnings growth  Balanced capital allocation  RECURRING REVENUE GROWTH DRIVERS  5-7pts  (2)pts  2-3pts  0 -2pts  7-9%Total Recurring Revenue Growth  5-8pts  ORGANIC GROWTH

 AOI MARGIN EXPANSION HISTORY (bps; NON-GAAP)  50 bps   Avg Annual Expansion Target  10 Year average   Annual AOI margin expansion  70 bps  Broadridge has a long history of being able to expand margins  Recurring Revenue growth  Earnings growth  Balanced capital allocation  Note: FY’17 excludes impact of NACC integration. Including NACC resulted in a reduction to margins by 350 bps. Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 44 – 55  17.4%  17.3%  12.9%  13.8%  15.0%  13.8%  13.6%  13.3%   15.4%   15.6%  GAAPMargin

 Broadridge generates operating leverage through scale, higher-margin digital growth and cost efficiency, allowing us to fund growth investments while delivering margin expansion  Recurring Revenue growth  Earnings growth  Balanced capital allocation  50-70bps  20-30bps  10-20bps  (40-60bps)  40-60bps

 Investments are a key part of our financial model. We invest in high return opportunities that enable us to sustain a high level of Recurring revenue growth  Recurring Revenue growth  Earnings growth  Balanced capital allocation  CAPEX  Client Platform Investment  OPEX  Medium Term  Long Term   Product Enhancement   Digital (e.g. InFocus)   DLR   Sales & Marketing   Gen AI   Client Retention   GPTM (e.g. ETD)  Tailored Shareholder Reports   Storage   Hosting/Cloud Migration  CAPITAL  Short Term   Wealth Management Modules   Bond GPT  Infrastructure  Revenue Generating / Quantifiable Return  PAYOUT PERIOD

 We are committed to strong and balanced capital stewardship…  M&A  Internal  Investment  Dividend  Share repurchase  Maintain investment grade  Drive ~100% FCF conversion, monetize recent investments, return ROIC to mid-high teens  Capital Allocation Priorities  Fund high return internal investments  Grow dividend in line with earnings  Pursue attractive, tuck-in M&A  Return excess cash through share buybacks  Recurring Revenue growth  Earnings growth  Balanced capital allocation

 This model has consistently delivered on its three-year objectives over multiple cycles  cagr  3-year objectives  FY’24 – Fy’26  FY’24 results  FY’14 – FY’17  FY’17 – FY’20  FY’20 – FY’23  Organic Recurring revenue growth1  5%  5%  8%  5 – 8%  6%  Recurring revenue growth   7%2  7%   11%3  7 – 9%  6%  Adj. Operating income margin expansion (bps/yr)   (Non-GAAP)3,4  532  80  77  50+  20  Adj. earnings per share growth   (Non-GAAP) 3, 5  12%   12%5  12%  8 – 12%  10%  1Average Organic Recurring revenue growth per year  2Excluding the North American Customer Communications (“NACC”) acquisition completed in 2016  3Information about the use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 44 – 55  4AOI margin expansion target for FY’24-26 excludes impact of float and distribution revenue  5Excluding the impact of the U.S. Tax Act Cuts and Jobs Act (Tax Act). As reported and including the Tax Act impact, Adjusted EPS growth CAGR was 17%

 Q3’25 results

 Key messages as of May 1, 2025 earnings call  Broadridge delivered strong third quarter results, including 8% Recurring revenue growth constant currency and 9% Adjusted EPS growth  Execution being driven by the resilience of our business, powerful long-term trends and our strategy to digitize and democratize governance, simplify and innovate in capital markets, and modernize wealth management  Updated FY’25 guidance includes reaffirming 6-8% Recurring revenue growth constant currency and Adjusted EPS growth in the middle of our 8-12% range  Outlook for strong fiscal year 2025 results keeps Broadridge on track to deliver on its three-year growth objectives  1  2  3  4

 Fiscal year 2025 guidance as of May 1, 2025 earnings call  Fy’25 guidance  updates  Recurring revenue growth constant currency (Non-GAAP)  6 – 8%  No Change  Adjusted Operating income margin (Non-GAAP)  ~20%  No Change  Adjusted earnings per share growth (Non-GAAP)  8 – 12%  Middle of Range  Closed sales  $240 – $300M  Previously $290 – $330M

 Summary financial results  Third Quarter  $ in millions, except per share data  2025  2024  Inc./(Dec.)  Recurring revenues  $1,204  $1,126  7%  Total revenues  1,812  1,726  5%  Operating income  345  303  14%  Adjusted Operating income (Non-GAAP)  405  370  10%  Diluted earnings per share   $2.05  $1.79  15%  Adjusted earnings per share (Non-GAAP)  $2.44  $2.23  9%  Closed sales  $71  $80  (11%)   Constant currency growth (Non-GAAP)  8%    Adjusted Operating income margin (Non-GAAP)  22.4%  21.4%  100 bps  Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 44 – 55

 $1,204  +8%   16%   10%   9%  Third quarter 2025 Recurring revenues  Q3 Recurring Revenues  Fiscal Year Recurring Revenue growth  $ in millions; growth in constant currency  Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 44 – 55  Acquisitions  Organic growth   6%  6-8%   10%

 Third quarter 2025 segment Recurring revenues  Regulatory  Customer Comms.  Data-Driven Fund Solutions  Issuer  2%  5%  8%  6%  ICS Recurring Revenues  Gto recurring Revenues   $740  $ in millions; growth in constant currency  Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 44 – 55  Capital Markets  Wealth & Investment   Management  $464  10%  13%  +6%  +11%

 Key volume drivers: position and trade growth  11%  15%  10%  13%  14%  internal trade growth    EQUITY & MUTUAL FUND/ETF POSITION GROWTH  1. Q3’24 equity position growth represented 30% of total fiscal year 2024 positions. Q1’24: 6% | Q2’24: 9% | Q4’24: 55%  2. Reflects position growth processed in the same time period of both years. Therefore, quarterly and annual data may not align. 3. Represents the estimated change in daily trade volumes for clients whose contracts are linked to trade volumes and who were on Broadridge’s trading platforms in both the current and prior year periods.  ITG  3  FY’23  FY’24  6%  3%  9%  8%   13%   4%  10%  10Y Avg.  7%  7%  2  1,2

 Operating income margin and Adjusted Operating income margin  13.3%  15.4%  15.6%  19.0%  17.5%  +60 bps  +60 bps  OPERATING   INCOME   MARGIN   ADJUSTED   OPERATING   INCOME   MARGIN  (Non-GAAP)   22.4%  +110 bps   ~20.0%   21.4%  Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 44 – 55  +20 bps  Q3’25 operating income  Fiscal Year operating income   20.0%  13.6%  13.8%  +40 bps

 Closed sales  $ in millions  $246  $185  $174  $342  $280  CLOSED SALES  $231   $240 – $300  $224

 Free cash flow  $ in millions  Ytd’25 free cash flow  Fiscal Year free cash flow conversion  Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 44 – 55  Free cash flow conversion equals annual Free cash flow divided by Adjusted Net earnings   1  2   95% – 105%

 Select uses of cash YTD’25  Total Capital Returns   Capital allocation  $ in millions, except per share data  $2.16  $2.30  $2.56  $2.90  $3.20  $3.52  11%  6%  11%  13%  10%  10%  Dividends per share  2  Includes Software purchases and capitalized internal use software  Net investments on new client conversions, including development of platform capabilities  1  $9  $78  $193  6  3. Total capital returns include dividends and open market share repurchases net of option proceeds. FY’25 annual dividend amount subject to Board declaration.  growth  6  6  $253  $248  $312  3  $781  FY’25 YTD Dividends Paid  $269

 Explanation of Non-GAAP Measures and reconciliation of GAAP to Non-GAAP Measures

 Non-GAAP Measures  Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures  The Company’s results in this presentation are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, Free cash flow, Free cash flow conversion, and Recurring revenue growth constant currency. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results.  The Company believes our Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate our ongoing operations, and for internal planning and forecasting purposes. In addition, and as a consequence of the importance of these Non-GAAP financial measures in managing our business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation.  Reconciliations Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation.  Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings, and Adjusted Earnings Per Share   These Non-GAAP measures are adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items the exclusion of which management believes provides insight regarding our ongoing operating performance. Depending on the period presented, these adjusted measures exclude the impact of certain of the following items:   (i) Amortization of Acquired Intangibles and Purchased Intellectual Property, which represent non-cash amortization expenses associated with the Company's acquisition activities.   (ii) Acquisition and Integration Costs, which represent certain transaction and integration costs associated with the Company’s acquisition activities.  (iii) Restructuring and Other Related Costs, which represent costs associated with the Company’s Corporate Restructuring Initiative to exit and/or realign some of our businesses, streamline the Company’s management structure, reallocate work to lower cost locations, and reduce headcount in deprioritized areas, in addition to other restructuring activities.  (iv) Litigation Settlement Charges, which represent the reserve established during the third and fourth quarter of fiscal year 2024 related to the settlement of claims.  (v) Russia-Related Exit Costs, which are direct and incremental costs associated with the Company’s wind down of business activities in Russia in response to Russia’s invasion of Ukraine, including relocation-related expenses of impacted associates.  (vi) Real Estate Realignment and Covid-19 Related Expenses. Real Estate Realignment Expenses are expenses associated with the exit of certain of the Company’s leased facilities in response to the Covid-19 pandemic, which consist of the impairment of certain right of use assets, leasehold improvements and equipment, as well as other related facility exit expenses directly resulting from, and attributable to, the exit of these leased facilities. Covid-19 Related Expense are direct and incremental expenses incurred by the Company to protect the health and safety of Broadridge associates during the Covid-19 outbreak, including expenses associated with monitoring the temperatures for associates entering our facilities, enhancing the safety of our office environment in preparation for workers to return to Company facilities on a more regular basis, ensuring proper social distancing in our production facilities, personal protective equipment, enhanced cleaning measures in our facilities, and other safety related expenses.  (vii) Investment Gains, which represent non-operating, non-cash gains on privately held investments.   (viii) Software Charge, which represents a charge related to an internal use software product that is no longer expected to be used.  (ix) Gain on Acquisition-Related Financial Instrument, which represents a non-operating gain on a financial instrument designed to minimize the Company's foreign exchange risk associated with the Itiviti acquisition, as well as certain other non-operating financing costs associated with the Itiviti acquisition.  (x) IBM Private Cloud Charges, which represent a charge on the hardware assets transferred to IBM and other charges related to the IBM Private Cloud Agreement.  (xi) Gain on Sale of a Joint Venture Investment, which represents a non-operating, cash gain on the sale of one of the Company’s joint venture investments.  (xii) Gain on Sale of Securities represents a non-operating gain on the sale of securities associated with the Company’s retirement plan obligations.   (xiii) Tax Act items represent the net impact of a U.S. federal transition tax on earnings of certain foreign subsidiaries, foreign jurisdiction withholding taxes and certain benefits related to the remeasurement of the Company’s net U.S. federal and state deferred tax liabilities attributable to the Tax Act; and  (xiv) The MAL investment gain represents a non-cash, nontaxable gain on investment from the Company’s acquisition of MAL in March 2017. Restructuring Charges represent severance costs associated with the Company’s initiative to streamline our management structure, reallocate work to lower cost locations, and reduce headcount in deprioritized areas.

 We exclude Acquisition and Integration Costs, Restructuring and Other Related Costs, Litigation Settlement Charges, Russia-Related Exit Costs, Real Estate Realignment and Covid-19 Related Expenses, Investment Gains, the Software Charge, Gain on Acquisition-Related Financial Instrument, IBM Private Cloud Charges, Gain on Sale of a Joint Venture Investment, and Gain on Sale of Securities from our Adjusted Operating income (as applicable) and other adjusted earnings measures because excluding such information provides us with an understanding of the results from the primary operations of our business and enhances comparability across fiscal reporting periods, as these items are not reflective of our underlying operations or performance. We also exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, as these non cash amounts are significantly impacted by the timing and size of individual acquisitions and do not factor into the Company's capital allocation decisions, management compensation metrics or multi-year objectives. Furthermore, management believes that this adjustment enables better comparison of our results as Amortization of Acquired Intangibles and Purchased Intellectual Property will not recur in future periods once such intangible assets have been fully amortized. Although we exclude Amortization of Acquired Intangibles and Purchased Intellectual Property from our adjusted earnings measures, our management believes that it is important for investors to understand that these intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in the amortization of additional intangible assets.  Free cash flow and Free cash flow conversion  In addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as New cash flows provided by operating activities plus Proceeds from asset sales, less Capital expenditures as well as Software purchases and capitalized internal use software. Free cash flow conversion is calculated as Free cash flow divided by Adjusted Net earnings for the given period.  Recurring revenue growth constant currency  As a multi-national company, we are subject to variability of our reported U.S. dollar results due to changes in foreign currency exchange rates. The exclusion of the impact of foreign currency exchange fluctuations from our Recurring revenue growth, or what we refer to as amounts expressed “on a constant currency basis”, is a Non-GAAP measure. We believe that excluding the impact of foreign currency exchange fluctuations from our Recurring revenue growth provides additional information that enables enhanced comparison to prior periods.  Changes in Recurring revenue growth expressed on a constant currency basis are presented excluding the impact of foreign currency exchange fluctuations. To present this information, current period results for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the average exchange rates in effect during the corresponding period of the comparative year, rather than at the actual average exchange rates in effect during the current fiscal year.   Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation.  Non-GAAP Measures

 Reconciliation of GAAP to Non-GAAP Measures  (Unaudited)  Three Months Ended March 31,  Dollars in millions  2025  2024  Operating income (GAAP)  $344.9  $302.9  Adjustments:  Amortization of Acquired Intangibles and Purchased Intellectual Property  48.9  50.6  Acquisition and Integration Costs  6.0  0.8  Litigation Settlement Charge  —  8.2  Restructuring and Other Related Costs (a)  5.5  7.0  Adjusted Operating income (Non-GAAP)  $405.2  $369.5  Operating income margin (GAAP)  19.0%  17.5%  Adjusted Operating income margin (Non-GAAP)  22.4%  21.4%  (a) Restructuring and Other Related Costs for the three months ended March 31, 2025 includes $5.5 million of severance costs. Restructuring and Other Related Costs for the three months ended March 31, 2024 includes a $7.0 million asset impairment charge as a result of the exit of a business in connection with the Corporate Restructuring Initiative.

Reconciliation of GAAP to Non-GAAP Measures

(Unaudited)

	Fiscal Year ended June 30,										
Dollars in millions	2024	2023	2022	2021	2020	2019	2018	2017	2016	2015	2014
Operating Income (GAAP)	$1,017.1	$936.4	$759.9	$678.7	$624.9	$652.7	$598.1	$534.0	$502.3	$468.5	$418.3
Adjustments:											
Amortization of Acquired Intangibles and Purchased Intellectual Property	200.3	214.4	250.2	153.7	122.9	87.4	81.4	72.6	31.8	25.3	22.6
Acquisition and Integration Costs	3.9	15.8	24.5	18.1	12.5	6.4	8.8	19.1	5.0	5.0	2.1
Restructuring and Other Related Costs (a)	63.0	20.4	—	—	—	—	—	—	—	—	—
Litigation Settlement Charges	18.4	—	—	—	—	—	—	—	—	—	—
Russia-Related Exit Costs (b)	—	12.1	1.4	—	—	—	—	—	—	—	—
Real Estate Realignment and Covid-19 Related Expenses (c)	—	—	30.5	45.3	2.4	—	—	—	—	—	—
Software Charge	—	—	—	6.0	—	—	—	—	—	—	—
IBM Private Cloud Charges	—	—	—	—	32.0	—	—	—	—	—	—
Adjusted Operating income (Non-GAAP)	**$1,302.8**	**$1,199.1**	**$1,066.4**	**$901.8**	**$794.8**	**$746.5**	**$688.2**	**$625.7**	**$539.2**	**$498.8**	**$442.9**
Operating income margin (GAAP)	15.6%	15.4%	13.3%	13.6%	13.8%	15.0%	13.8%	12.9%	17.3%	17.4%	16.4%
Adjusted Operating income margin (Non-GAAP)	20.0%	19.8%	18.7%	18.1%	17.5%	17.1%	15.9%	15.1%	18.6%	18.5%	17.3%

(a) Restructuring and Other Related Costs for fiscal year ended June 30, 2024 includes $56.0 million of severance and professional services costs directly related to the Corporate Restructuring Initiative. The fiscal year ended June 30, 2024 also includes a $7.0 million asset impairment charge as a result of the exit of a business in connection with the Corporate Restructuring Initiative. Restructuring and Other Related Costs for the fiscal year ended June 30, 2023 includes $20.4 million of severance costs.

(b) Russia-Related Exit Costs were $10.9 million for the fiscal year ended June 30, 2023, comprised of $12.1 million of operating expenses, offset by a gain of $1.2 million in non-operating income. Russia-Related Exist Costs were $1.4 million of operating expenses for the fiscal year ended June 30, 2022.

(c)Real Estate Realignment Expenses were $23.0 million, $29.6 million, and $0.0 million for the years ended June 30, 2022, 2021, and 2020, respectively. Covid-19 Related Expenses were $7.5 million, $15.7 million, and $2.4 million for the years ended June 30, 2022, 2021, and 2020, respectively.

Broadridge
47

 Reconciliation of GAAP to Non-GAAP Measures  (Unaudited)  Three Months Ended March 31,  Dollars in millions, except per share amounts  2025  2024  Diluted earnings per share (GAAP)  $2.05  $1.79  Adjustments:   Amortization of Acquired Intangibles and Purchased Intellectual Property  0.41  0.42  Acquisition and Integration Costs  0.05  0.01  Litigation Settlement Charge  —  0.07  Restructuring and Other Related Costs  0.05  0.06  Subtotal of adjustments  0.51  0.56  Tax impact of adjustments (a)  (0.12)  (0.11)  Adjusted earnings per share (Non-GAAP)  $2.44  $2.23  (a) Calculated using the GAAP effective tax rate, adjusted to exclude $5.2 million of excess tax benefits associated with stock-based compensation for the three months ended March 31, 2025, and $3.2 million of excess tax benefits associated with stock-based compensation for the three months ended March 31, 2024, respectively. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis.

Reconciliation of GAAP to Non-GAAP Measures

	Fiscal Year ended June 30,										
Dollars in millions, except per share amounts	2024	2023	2022	2021	2020	2019	2018	2017	2016	2015	2014
Net earnings (GAAP)	$698.1	$630.6	$539.1	$547.5	$462.5	$482.1	$427.9	$326.8	$307.5	$287.1	$263.0
Adjustments:											
Amortization of Acquired Intangibles and Purchased Intellectual Property	200.3	214.4	250.2	153.7	122.9	87.4	81.4	72.6	31.8	25.3	22.6
Acquisition and Integration Costs	3.9	15.8	24.5	18.1	12.5	6.4	8.8	19.1	5.0	5.0	2.1
Restructuring and Other Related Costs (a)	63.0	20.4	—	—	—	—	—	—	—	—	—
IBM Private Cloud Charges	—	—	—	—	32.0	—	—	—	—	—	—
Litigation Settlement Charges	18.4	—	—	—	—	—	—	—	—	—	—
Real Estate Realignment and Covid-19 Related Expenses (b)	—	—	30.5	45.3	2.4	—	—	—	—	—	—
Russia-Related Exit Costs (c)	—	10.9	1.4	—	—	—	—	—	—	—	—
Software Charge	—	—	—	6.0	—	—	—	—	—	—	—
Investment Gains	—	—	(14.2)	(8.7)	—	—	—	—	—	—	—
Gain on Acquisition-Related Financial Instrument	—	—	—	(62.1)	—	—	—	—	—	—	—
Gain on Sale of a Joint Venture Investment	—	—	—	—	(6.5)	—	—	—	—	—	—
Gain on Sale of Securities	—	—	—	—	—	—	(5.5)	—	—	—	—
Taxable Adjustments	285.6	261.6	292.3	152.2	163.4	93.8	84.7	91.7	36.8	30.3	24.7
Tax Act items	—	—	—	—	—	—	15.4	—	—	—	—
MAL investment gain	—	—	—	—	—	—	—	(9.3)	—	—	—
Tax impact of adjustments (d)	(62.6)	(57.5)	(65.7)	(33.2)	(37.4)	(22.3)	(23.9)	(30.9)	(12.7)	(10.5)	(8.7)
Adjusted net earnings (Non-GAAP)	**$921.2**	**$834.6**	**$765.7**	**$666.5**	**$588.5**	**$553.6**	**$504.1**	**$378.3**	**$331.7**	**$306.9**	**$279.0**

(a) Restructuring and Other Related Costs for the three months and fiscal year ended June 30, 2024 includes $56.0 million of severance and professional services costs directly related to the Corporate Restructuring Initiative. The fiscal year ended June 30, 2024 also includes a $7.0 million asset impairment charge as a result of the exit of a business in connection with the Corporate Restructuring Initiative. Restructuring and Other Related Costs for the three months and fiscal year ended June 30, 2023 includes $20.4 million of severance costs.

(b) Real Estate Realignment Expenses were $23.0 million, $29.6 million, and $0.0 million for the years ended June 30, 2022, 2021, and 2020, respectively. Covid-19 Related Expenses were $7.5 million, $15.7 million, and $2.4 million for the years ended June 30, 2022, 2021, and 2020, respectively.

(c) Russia-Related Exit Costs were $10.9 million for the fiscal year ended June 30, 2023, comprised of $12.1 million of operating expenses, offset by a gain of $1.2 million in non-operating income. Russia-Related Exist Costs were $1.4 million of operating expenses for the fiscal year ended June 30, 2022.

(d) Calculated using the GAAP effective tax rate, adjusted to exclude $12.9 million, $10.4 million, $18.1 million, $16.9 million, $15.6 million, $19.3 million, and $40.9 million of excess tax benefits associated with stock-based compensation for the fiscal years June 30, 2024, 2023, 2022, 2021, 2020, 2019 and 2018 respectively. For fiscal year 2021, the tax impact of adjustments also excludes approximately $10.6 million of Acquisition and Integration Costs, which are not tax-deductible. For fiscal year 2018, the GAAP effective tax rate was also adjusted to exclude the net $15.4 million charges associated with the Tax Act. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis.

Broradridge
49

 Reconciliation of GAAP to Non-GAAP Measures  (Unaudited)  Fiscal Year ended June 30,  Year ended June 30,  Year ended June 30,  Fiscal Year Ended June 30  Dollars in millions, except per share amounts  2024  2023  2022  2021  2020  2019  2018  2017  2016  2015  2014  Diluted earnings per share (GAAP)  $5.86  $5.30  $4.55  $4.65  $3.95  $4.06  $3.56  $2.70  $2.53  $2.32  $2.12  Adjustments:  Amortization of Acquired Intangibles and Purchased Intellectual Property  1.68  1.80  2.11  1.30  1.05  0.74  0.68  0.60  0.26  0.20  0.18  Acquisition and Integration Costs  0.03  0.13  0.21  0.15  0.11  0.05  0.07  0.16  0.04  0.04  0.02  Restructuring and Other Related Costs (a)  0.53  0.17  —  —  —  —  —  —  —  —  —  Litigation Settlement Charges  0.15  —  —  —  —  —  —  —  —  —  —  IBM Private Cloud Charges  —  —  —  —  0.27  —  —  —  —  —  —  Real Estate Realignment and Covid-19 Related Expenses (b)  —  —  0.26  0.38  0.02  —  —  —  —  —  —  Russia-Related Exit Costs  —  0.09  0.01  —  —  —  —  —  —  —  —  Software Charge  —  —  —  0.05  —  —  —  —  —  —  —  Investment Gains  —  —  (0.12)  (0.07)  —  —  —  —  —  —  —  Gain on Acquisition-Related Financial Instrument  —  —  —  (0.53)  —  —  —  —  —  —  —  Gain on Sale of a Joint Venture Investment  —  —  —  —  (0.06)  —  —  —  —  —  —  Gain on Sale of Securities  —  —  —  —  —  —  (0.05)  —  —  —  —   Taxable Adjustments  2.40  2.20  2.47  1.29  1.40  0.79  0.70  0.76  0.30  0.24  0.20  Tax Act items  —  —  —  —  —  —  0.13  —  —  —  —  MAL investment gain  —  —  —  —  —  —  —  (0.08)  —  —  —  Tax impact of adjustments (c)  (0.53)  (0.48)  (0.55)  (0.28)  (0.32)  (0.19)  (0.20)  (0.26)  (0.10)  (0.08)  (0.07)  Adjusted earnings per share (Non-GAAP)  $7.73  $7.01  $6.46  $5.66  $5.03  $4.66  $4.19  $3.13  $2.73  $2.47  $2.25  (a) Restructuring and Other Related Costs for the three months and fiscal year ended June 30, 2024 includes $56.0 million of severance and professional services costs directly related to the Corporate Restructuring Initiative. The fiscal year ended June 30, 2024 also includes a $7.0 million asset impairment charge as a result of the exit of a business in connection with the Corporate Restructuring Initiative. Restructuring and Other Related Costs for the three months and fiscal year ended June 30, 2023 includes $20.4 million of severance costs.  (b) Real Estate Realignment Expenses impacted Adjusted earnings per share by $0.19, $0.25, and $0.00 for the fiscal years ended June 30, 2022, 2021, and 2020, respectively. Covid-19 Related Expenses impacted Adjusted earnings per share by $0.06, $0.13, and $0.02 for the fiscal years ended June 30, 2022, 2021, and 2020, respectively.  (c) Calculated using the GAAP effective tax rate, adjusted to exclude $12.9 million, $10.4 million, $18.1 million, $16.9 million, $15.6 million, $19.3 million, and $40.9 million of excess tax benefits associated with stock-based compensation for the fiscal years June 30, 2024, 2023, 2022, 2021, 2020, 2019 and 2018 respectively. For fiscal year 2021, the tax impact of adjustments also excludes approximately $10.6 million of Acquisition and Integration Costs, which are not tax-deductible. For fiscal year 2018, the GAAP effective tax rate was also adjusted to exclude the net $15.4 million charges associated with the Tax Act. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis.

Reconciliation of GAAP to Non-GAAP Measures

(Unaudited)

Dollars in millions	Nine Months Ended March 31, 2025	Nine Months Ended March 31, 2024	Fiscal Year Ended June 30, 2024	2023	2022	2021	2020
Net cash flows from operating activities (GAAP)	$ 471.6	$ 335.2	$1,056.2	$823.3	$443.5	$640.1	$598.2
Capital expenditures and Software purchases and capitalized internal use software	(78.5)	(76.6)	(113.0)	(75.2)	(73.1)	(100.7)	(98.7)
Proceeds from asset sales	—	—	—	—	—	18.0	—
Free cash flow (Non-GAAP)	**$ 393.2**	**$258.6**	**$943.2**	**$748.2**	**$370.4**	**$557.3**	**$499.5**

Dollars in millions	Three Months Ended March 31, 2025	Three Months Ended March 31, 2024	Fiscal Year Ended June 30, 2024	2023	2022	2021	2020
Net earnings (GAAP)	$243.1	$213.7	$698.1	$630.6	$539.1	$547.5	$462.5
Adjustments:							
Amortization of Acquired Intangibles and Purchased Intellectual Property	48.9	50.6	200.3	214.4	250.2	153.7	122.9
Acquisition and Integration Costs	6.0	0.8	3.9	15.8	24.5	18.1	12.5
Restructuring and Other Related Costs (a)	5.5	7.0	63.0	20.4	—	—	—
Litigation Settlement Charges	—	8.2	18.4	—	—	—	—
Russia-Related Exit Costs (b)	—	—	—	10.9	1.4	—	—
Real Estate Realignment and Covid-19 Related Expenses (c)	—	—	—	—	30.5	45.3	2.4
Investment Gains	—	—	—	—	(14.2)	(8.7)	—
Software Charge	—	—	—	—	—	6.0	—
Gain on Acquisition-Related Financial Instrument	—	—	—	—	—	(62.1)	—
IBM Private Cloud Charges	—	—	—	—	—	—	32.0
Gain on Sale of a Joint Venture Investment	—	—	—	—	—	—	(6.5)
Subtotal of adjustments	60.4	66.6	285.6	261.6	292.3	152.2	163.4
Tax impact of adjustments (d)	(14.6)	(13.5)	(62.6)	(57.5)	(65.7)	(33.2)	(37.4)
Adjusted Net earnings (Non-GAAP)	**$288.8**	**$266.8**	**$921.2**	**$834.6**	**$765.7**	**$666.5**	**$588.5**
LTM Free cash flow conversion (Non-GAAP) (e)			**102 %**	**90 %**	**48 %**	**84 %**	**85 %**

(a) Restructuring and Other Related Costs for the three months ended March 31, 2025 includes $5.5 million of severance costs. Restructuring and Other Related Costs for the three months ended March 31, 2024 includes a $7.0 million asset impairment charge as a result of the exit of a business in connection with the Corporate Restructuring Initiative. Restructuring and Other Related Costs for the fiscal year ended June 30, 2024 includes $56.0 million of severance and professional services costs directly related to the Corporate Restructuring Initiative. The fiscal year ended June 30, 2024 also includes a $7.0 million asset impairment charge as a result of the exit of a business in connection with the Corporate Restructuring Initiative. Restructuring and Other Related Costs for the fiscal year ended June 30, 2023 includes $20.4 million of severance costs.

(b) Russia-Related Exit Costs were $10.9 million and $1.4 million for the fiscal years ended June 30, 2023 and June 30, 2022, comprised of $12.1 million of operating expenses, offset by a gain of $1.2 million in non-operating income for the fiscal year ended June 30, 2023, and $1.4 million of operating expenses for the fiscal year ended June 30, 2022.

(c) Real Estate Realignment Expenses were $23.0 million, $29.6 million, and $0.0 million for the fiscal years ended June 30, 2022, 2021, and 2020, respectively. Covid-19 Related Expenses were $7.5 million, $15.7, and $2.4 million for the fiscal years ended June 30 2022, 2021, and 2020, respectively.

(d) Calculated using the GAAP effective tax rate, adjusted to exclude $3.2 million and $6.3 million of excess tax benefits associated with stock-based compensation for the three months ended December 31, 2024, and $1.2 million of excess tax benefits associated with stock based compensation for the three months ended December 31, 2023, respectively, and $12.9 million, $10.4 million, $18.1 million, $16.9 million and $15.6 million of excess tax benefits associated with stock-based compensation for the fiscal year ended June 30, 2024, 2023, 2022, 2021, and 2020, respectively.

(e) Free cash flow conversion is calculated as Free cash flow divided by Adjusted Net earnings for the given period.

Broadridge

51

Reconciliation of GAAP to Non-GAAP Measures  (Unaudited)  Three Months Ended March 31, 2025  Investor Communication Solutions  Regulatory  Data-Driven Fund Solutions   Issuer  Customer Communications  Total  Recurring revenue growth (GAAP)  6%  8%  2%  5%  6%  Impact of foreign currency exchange  0%  0%  0%  0%  0%  Recurring revenue growth constant currency (Non-GAAP)  6%  8%  2%  5%  6%  Global Technology and Operations  Capital Markets  Wealth and Investment Management  Total  Recurring revenue growth (GAAP)  9%  10%  9%  Impact of foreign currency exchange  1%  3%  2%  Recurring revenue growth constant currency (Non-GAAP)  10%  13%  11%  Consolidated  Total  Recurring revenue growth (GAAP)  7%  Impact of foreign currency exchange  1%  Recurring revenue growth constant currency (Non-GAAP)  8%

 Reconciliation of GAAP to Non-GAAP Measures  (Unaudited)  Fiscal Year Ended June 30, 2024  Investor Communication Solutions  Regulatory  Data-Driven Fund Solutions   Issuer  Customer Comms.  Total  Recurring revenue growth (GAAP)  5%  8%  7%  1%  5%  Impact of foreign currency exchange  0%  0%  0%  0%  0%  Recurring revenue growth constant currency (Non-GAAP)  5%  7%  7%  2%  5%  Global Technology and Operations  Capital Markets  Wealth and Investment Management  Total  Recurring revenue growth (GAAP)  9%  7%  8%  Impact of foreign currency exchange  (1)%  0%  0%  Recurring revenue growth constant currency (Non-GAAP)  8%  7%  8%  Consolidated  Total  Recurring revenue growth (GAAP)  6%  Impact of foreign currency exchange  0%  Recurring revenue growth constant currency (Non-GAAP)  6%

 Reconciliation of GAAP to Non-GAAP Measures  (Unaudited)  Fiscal Year Ended June 30, 2023  Investor Communication Solutions  Regulatory  Data-Driven Fund Solutions   Issuer  Customer Comms.  Total  Recurring revenue growth (GAAP)  6%  11%  12%  9%  8%  Impact of foreign currency exchange  0%  1%  0%  0%  0%  Recurring revenue growth constant currency (Non-GAAP)  7%  12%  13%  10%  9%  Global Technology and Operations  Capital Markets  Wealth and Investment Management  Total  Recurring revenue growth (GAAP)  7%  2%  5%  Impact of foreign currency exchange  4%  2%  3%  Recurring revenue growth constant currency (Non-GAAP)  11%  4%  8%  Consolidated  Total  Recurring revenue growth (GAAP)  7%  Impact of foreign currency exchange  1%  Recurring revenue growth constant currency (Non-GAAP)  9%

 Reconciliation of GAAP to Non-GAAP Measures  (Unaudited)  Fiscal Year  2025  FY25 Recurring revenue growth   Impact of foreign currency exchange (a)   0% - 0.5%   Recurring revenue growth constant currency (Non-GAAP)  6 - 8%  FY25 Adjusted Operating income margin (b)   Operating income margin % (GAAP)  ~17%   Adjusted Operating income margin % (Non-GAAP)  ~20%  FY25 Adjusted earnings per share growth rate (c)   Diluted earnings per share (GAAP)  20 - 25%    Adjusted earnings per share (Non-GAAP)  8 - 12%  (a) Based on forward rates as of March 2025.  (b) Adjusted Operating income margin guidance (Non-GAAP) is adjusted to exclude the approximately $220 million impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs.  (c) Adjusted earnings per share growth guidance (Non-GAAP) is adjusted to exclude the approximately $1.40 per share impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs, and is calculated using diluted shares outstanding.

 Contact Investor Relations  broadridgeir@broadridge.com